UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 2, 2011

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Potrero Avenue

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment and Restatement of the 2005 Stock Plan

Dolby Laboratories, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (“Annual Meeting”) on February 2, 2011 at the Company’s executive offices located at 100 Potrero Avenue, San Francisco, CA 94103-4813. At the Annual Meeting, the Company’s stockholders voted on and approved the amendment and restatement of the Company’s 2005 Stock Plan (the “2005 Plan”).

The terms and conditions of the 2005 Plan are described in the Company’s Proxy Statement dated December 23, 2010. The 2005 Plan is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders:

1.	Elected nine directors to serve until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	Approved the amendment and restatement of the 2005 Plan;

3.	Approved, on an advisory basis, the compensation of the Company’s named executive officers;

4.	Approved, on an advisory basis, conducting an advisory vote on the compensation of the Company’s named executive officers every two years; and

5.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.

Each share of the Company’s Class A common stock is entitled to one vote, and each share of the Company’s Class B common stock is entitled to ten votes, on all matters submitted to a vote of stockholders at the Annual Meeting. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting. At the Annual Meeting, the holders of Class A common stock and Class B common stock voted as follows:

Proposal 1: Election of directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Kevin Yeaman	630,025,877	1,091,681	4,980,840
Peter Gotcher	629,530,828	1,586,730	4,980,840
David Dolby	629,537,877	1,579,681	4,980,840
Nicholas Donatiello, Jr.	629,915,560	1,201,998	4,980,840
Ted W. Hall	629,865,264	1,252,294	4,980,840
Bill Jasper	629,633,805	1,483,753	4,980,840
Sanford Robertson	629,950,873	1,166,685	4,980,840
Roger Siboni	629,905,060	1,212,498	4,980,840
Avadis Tevanian, Jr.	630,499,772	617,786	4,980,840

All director nominees were duly elected.

Proposal 2: Amendment and restatement of the 2005 Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
622,118,259	8,661,779	337,520	4,980,840

Proposal 2 was approved.

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
627,880,559	2,873,566	363,433	4,980,840

Proposal 3 was approved.

Proposal 4: Advisory vote on the frequency of holding an advisory vote on the compensation of the Company’s named executive officers:

Votes For Every One Year	Votes For Every Two Years	Votes For Every Three Years	Abstentions	Broker Non- Votes
31,386,715	594,232,587	5,074,082	424,174	4,980,840

An advisory vote for every two years was approved.

Proposal 5: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
635,813,016	272,800	12,582	0

Proposal 5 was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	2005 Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

Date: February 7, 2011	/s/ Andy Sherman
Andy Sherman Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2005 Stock Plan

4